UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2013
_________________________
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2013, the Registrant issued a press release regarding its fourth quarter 2012 and full year 2012 results. The press release is attached hereto as Exhibit 99.1.

Section 8 -	Other Events

Item 8.01	Other Events.

On February 28, 2013, the Chairman and Chief Executive Officer of the Registrant issued a letter to shareholders. The letter will be available on the Registrant's website, www.searsholdings.com, and is attached hereto as Exhibit 99.2.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 - Press release dated February 28, 2013, furnished pursuant to Item 2.02.
Exhibit 99.2 - Letter from the Chairman and Chief Executive Officer dated February 28, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By: /s/ Robert A. Riecker

Robert A. Riecker
Vice President, Controller and Chief
Accounting Officer

Date: February 28, 2013

Exhibit Index

99.1	Press release dated February 28, 2013, furnished pursuant to Item 2.02.

99.2	Letter from the Chairman and Chief Executive Officer dated February 28, 2013.